Exhibit 10(b)


                   CONSENT OF FREEDMAN, LEVY, KROLL & SIMONDS

We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus, dated May 2, 1999, previously filed in Form N-4 Registration Statement (File No. 33-35412) of Northbrook Life Insurance Company.


/s/FREEDMAN, LEVY, KROLL & SIMONDS



Washington, D.C.
February 14, 2000